UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2004
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                                Dana Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)


      Virginia                          1-1063                  34-4361040
      --------                          ------                  ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


   4500 Dorr Street, Toledo, Ohio                                43615
   ------------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (419) 535-4500
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Item 9.  Regulation FD Disclosure.

         At its meeting on April 20, 2004, the Board of Directors of Dana Corporation named Michael J. Burns as Chairman of the Board.

         Mr. Burns becomes the company's eighth Chairman, succeeding Glen H. Hiner, who had served in the position since the death of former Dana Chairman and Chief Executive Officer Joseph M. Magliochetti in September 2003. Mr. Hiner will continue as a director of Dana, a role in which he has served since 1993.

         Mr. Burns, who will continue in the offices of President and Chief Executive Officer, was also appointed as Chief Operating Officer of the company.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Dana Corporation
                                         (Registrant)

Date:    April 20, 2004                  By:  /s/ Michael L. DeBacker
                                               -----------------------
                                         Name:  Michael L. DeBacker
                                         Title:  Vice President, General Counsel
                                                 and Secretary


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